PROMISSORY NOTE EXTENSION AGREEMENT
                       -----------------------------------

         THIS PROMISSORY NOTE EXTENSION AGREEMENT ("Agreement") is made and entered into effective as of June 28, 2006, by and among VAUGHAN FOODS, INC., an Oklahoma corporation ("Borrower"), MARK E. VAUGHAN and VERNON J. BRANDT, JR. (collectively "Guarantors"), and BANK OF THE WEST, a California banking corporation, successor by merger to Commercial Federal Bank, a Federal Savings Bank ("Lender").


                                R E C I T A L S:
                                ----------------

         A. Borrower and Lender are parties to a Promissory Note dated June 29, 2005, in the original principal amount of Four Million Dollars ($4,000,000.00) ("Note"). By the terms of Unconditional Guaranties of Payment dated June 29, 2005, Guarantors unconditionally guaranteed to Lender Borrower's payment and performance under the Note.

         B. The Note matured on June 28, 2006, and the parties hereto have entered into this Agreement for purposes of extending the maturity date of the Note.

         NOW, THEREFORE, for valuable consideration, the parties hereto agree as follows:

         1. PRINCIPAL BALANCE. The outstanding principal amount due under the Note is currently Two Million Eight Hundred Fourteen Thousand Two Hundred Ninety-Three and 75/100 Dollars ($2,814,293.75). In addition, interest has accrued and continues to accrue under the terms of the Note. Borrower shall continue to pay monthly interest payments to Lender under the terms of the Note until the Due Date, as amended hereby.

         2. DUE DATE. The Due Date as defined in the Note is hereby extended to October 31, 2006, on which date all principal and interest remaining outstanding shall be paid in full without further notice or demand.

         3. MISCELLANEOUS. Borrower covenants and agrees with Lender that it has no defenses to the payment of the Note and the performance of Borrower's obligations thereunder. Except as expressly modified herein, all other terms and provisions of the Note shall remain in full force and effect.


                                        VAUGHAN FOODS, INC., an Oklahoma
                                        corporation, Borrower

Date: JULY 19, 2006                     By: /s/ MARK E. VAUGHAN
                                            ------------------------------------
                                            Mark E. Vaughan, President

Date: JULY 19, 2006                         /s/ MARK E. VAUGHAN
                                            ------------------------------------
                                            MARK E. VAUGHAN, Guarantor


Date: JULY 19, 2006                         /s/ VERNON J. BRANDT, JR.
                                            ------------------------------------
                                            VERNON J. BRANDT, JR., Guarantor


                                            BANK OF THE WEST, a California
                                            banking corporation, successor by
                                            merger to Commercial Federal Bank, a
                                            Federal Savings Bank, Lender


Date: JULY 21, 2006                         By: /s/ MICHAEL A. WARREN
                                                --------------------------------
                                                    Its: BBC MANAGER
                                                         -----------------------

             PROMISSORY NOTE (REVOLVING) - ADJUSTABLE INTEREST RATE
             ------------------------------------------------------

$4,000,000.00                                                Loan No. 3700692971
                                                                      ----------


         1. BORROWER'S PROMISE TO PAY PRINCIPAL AND INTEREST. For value received, the undersigned Maker ("Borrower"), promises to pay to COMMERCIAL FEDERAL BANK, A FEDERAL SAVINGS BANK, its successors or assigns ("Lender"), at its office at 777 N.W. Grand Boulevard, Suite 650, Oklahoma City, Oklahoma 73118, or at such other place as Lender may from time to time designate, without offset or deduction, the principal sum of Four Million Dollars ($4,000,000.00) or so much thereof as may be outstanding from time to time hereunder and under the Loan and Security Agreement of even date herewith between Borrower and Lender ("Loan Agreement"), with interest from the date hereof on the unpaid principal balance at the initial interest rate of six and three-fourths percent (6.75%) per annum, interest only payable monthly to Lender beginning on July 28, 2005, and continuing on the twenty-eighth (28th) day of each and every month thereafter (subject to adjustment as provided hereafter) until June 28, 2006 ("Due Date"), on which date any unpaid principal, interest and all other sums due under this Note shall be paid in full. Advances of principal shall be made in accordance with the terms of the Loan Agreement. This is a revolving line of credit loan and Borrower shall be entitled to borrow, repay and reborrow principal under this Note, subject to the terms of this Note and related documents and agreements, including the "Borrowing Base" limitations contained in the Loan Agreement.

         Interest payable under this Note shall be calculated on the basis of a three hundred sixty (360) day year with interest charged on a daily basis for the actual number of days that principal is outstanding from the date of disbursement until paid.

         2. ADJUSTABLE INTEREST RATE PROVISIONS (MULTIPLE REQUIRED ADJUSTMENTS). Borrower agrees that the interest rate on this Note shall be adjusted on each Interest Rate Adjustment Date, as defined below, to be equal, following such date until the next Interest Rate Adjustable Date, to the sum of
(i) the Prime Rate of interest quoted periodically by THE WALL STREET JOURNAL as the base rate on corporate loans posted by at least seventy-five percent (75.00%) of the nation's thirty (30) largest banks (such rate being hereafter referred to as the "Index"); plus (ii) three-fourths of one percentage point (0.75%) (or 75 basis points).

                  a. INTEREST RATE ADJUSTMENTS. Changes in the interest rate on this Note will become effective on the date of any change in the Index during the term of this Note, each of which dates is called an "Interest Rate Adjustment Date."

                  b. NON-WAIVER OF ADJUSTMENTS. If Lender, due to delay or oversight, does not give Borrower prompt notice of an interest rate adjustment following an Interest Rate Adjustment Date, this will not constitute a waiver of Lender's right and option to make an adjustment, and Lender may still at any time within ninety (90) days following the Interest Rate Adjustment Date notify Borrower of such adjustment. Any interest rate adjustment made within ninety (90) days following the Interest Rate Adjustment Date shall be effective retroactively to the Interest Rate Adjustment Date, and Borrower agrees to reimburse Lender on demand for any interest and principal due as a result of such retroactive adjustment.

                  c. ALTERNATIVE INDEX. If, at any time during the term of this Note, the Index is no longer available or is otherwise unpublished, Lender may select an alternative published index over which Lender has no control, in which case such alternative index will become the Index provided in this Note. The alternative index selected by Lender shall be reasonably comparable to the former Index with respect to rate levels and frequency of fluctuation.

                  d. NOTICES. Notice of any change in the interest rate shall be deemed given by Lender when such notice is deposited in the United States mail, postage prepaid, addressed to Borrower.

         3. NOTICE. Except as may be otherwise specified in this Note, any notices required to be given hereunder shall be given in the manner specified in the Loan Agreement executed by Borrower and Lender on an even date herewith.

         4. CREDITING OF PAYMENTS. Each installment payment in any amount received by Lender shall be credited as of its date of receipt by Lender, first to interest then due and the remainder to principal, and interest shall cease upon the principal so credited as of the date that such credit is made.

         5. DEFAULT BY BORROWER. Should Borrower fail to make payment of any installment or other sum within ten (10) days after the date when due, or should Borrower fail to perform any other provision or condition contained in this Note or in any instrument securing this Note, within twenty (20) days after written notice of default is given by Lender, this Note shall be in default, and the whole sum of principal and interest shall become immediately due at the option of Lender and regardless of any prior forbearance. Interest shall accrue following any event of default hereunder at the rate set forth in this Note, plus five percentage points (5.00%). As used in this Note and in the Loan Documents (as hereinafter defined) an event of default shall include, but shall not be limited to:

                  a. Any payment or sum required by this Note or the Loan Documents is not received by Lender within ten (10) days after its due date; or

                  b. Borrower fails to perform any other obligation required under this Note or the Loan Documents, or does any act or allows any condition to occur or exist which is prohibited under this Note or the Loan Documents, which is not cured within twenty (20) days after written notice of default by Lender; or

                  c. Borrower fails to comply with any other agreement in any of the documents and agreements forming a part of the transaction of which this Note is a part, including the Loan Documents, which is not cured within twenty (20) days after written notice of default by Lender; or

                  d. Any representation or warranty made herein or in any of the Loan Documents, or otherwise in connection with the application for or making of this loan, proves to be untrue, or Borrower has omitted or failed to disclose a material fact to Lender at any time prior to the date of this Note which if disclosed would have had a significant impact on Lender's decision whether to approve the loan evidenced by this Note and the Loan Documents; or

                  e. The commencement by or against Borrower of any proceedings under any bankruptcy or similar law for the relief of debtors of the United States or any state or the appointment of any receiver, trustee, assignee for the benefit of creditors, conservators or similar parties for the Borrower or any of its property, which in the case of proceedings commenced against the Borrower are not dismissed within sixty (60) days after commencement; or

                  f.       An    assignment,     transfer,     conveyance,    or
         relinquishment by Borrower of any of the rights or obligations under this Note; or

                  g. The Collateral (as defined in the Loan Agreement) is impaired, pledged, or transferred in whole or in part such that the first lien security of Lender in such Collateral, including, but not limited to, the inventory, accounts receivable or general intangibles, is diminished, altered, impaired or encumbered, such as by failure of Borrower to pay any taxes and assessments prior to delinquency or the filing of any lien which takes priority over any lien of Lender; or

                  h. A material adverse change occurs in Borrower's financial condition, Lender believes the prospect of payment or performance of this Note is impaired, or Lender in good faith believes itself insecure;

                  i. Any of the preceding events occurs with respect to any Guarantor of this Note, or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of this Note;

                  j. A default occurs that is not cured within any applicable notice and/or cure period under any other note, loan agreement, or obligation of Borrower to Lender, whether now existing or hereafter created, or to any of Borrower's affiliates, whether such loan is now existing or hereafter created, including, but not limited to a term loan made to Borrower on or about March 22, 2005, in the original principal amount of Two Hundred Twenty-Four Thousand One Hundred Dollars ($224,100.00) and known as Loan No. 3700692743, and any renewal or replacement of such loan; or

                  k. The death of Mark E. Vaughan, provided that Lender will not exercise its right to declare this loan to be in default due to such death provided that (a) at date of death, Borrower is not in default of any of its payment and performance obligations of this Note,
         (b) Borrower does not cause any Event of Default specified in (2) through (i) inclusive above to occur, (c) within ninety (90) days following such death, Borrower provides to Lender a detailed plan for business succession and loan repayment, and (d) such plan is determined by Lender in its sole discretion to be acceptable. If any of the foregoing conditions is not satisfied, then the unpaid principal and all accrued interest and other charges under this Note will automatically be fully due and payable, without written notice or demand required of and by Lender.

         6. LATE CHARGE. Borrower agrees: (a) to pay immediately to Lender without demand in the event any installment or other payment or sum is not actually received by Lender within ten (10) days after its due date, and without regard to the date as of which such payment is credited, an amount equal to five percent (5.00%) of the installment or other payment or sum due; (b) that it would be impractical or extremely difficult to fix Lender's actual damages in the event that any installment, payment or sum shall not be paid when due; and
(c) that such amount shall be presumed to be the amount of damages for such late payment. This paragraph and the amount which it provides shall not limit Lender's right under this Note, the Loan Agreement, or any instrument securing this Note, or otherwise, to compel prompt performance hereunder and thereunder.

         7. PREPAYMENT PRIVILEGE. This Note may be prepaid, in whole or in part, at any time without penalty. Prepayments shall be applied against the outstanding principal balance of the Note and shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall agree otherwise in writing.

         8. NOTE PAYABLE IN U.S. DOLLARS. Principal, interest, and all charges are payable in lawful money of the United States.

         9. OBLIGATIONS OF PERSONS UNDER THIS NOTE. In this Note, the singular shall include the plural, and this Note shall be the joint and several obligation of each Maker as Borrower, in the event that there is more than one Maker.

         10. SECURITY/ACCELERATION CLAUSE. This Note is secured by the Loan Agreement, a Security Agreement, one or more Financing Statements, and other instruments, agreements and documents or even date herewith which grant Lender security interests in certain property (the foregoing are collectively referred to as "Loan Documents" and the collateral encumbered by the Loan Documents is referred to as the "Property" or the "Collateral"). The obligations, covenants and agreements of each and every of the Loan Documents are hereby made a part of this Note to the same extent and with the same effect as if they were fully set forth herein, and Borrower does hereby agree to perform and keep each and every obligation, covenant and agreement set forth in this Note and in the other Loan Documents. This Note shall evidence, and the Loan Documents shall secure, the indebtedness described herein, any future loans or advances that may be made to or on behalf of Borrower by Lender at any time or times hereafter under the Loan Documents, and any other amounts required to be paid by Borrower under the Loan Documents, and any such loans, advances or amounts shall be added to the indebtedness evidenced by this Note, and shall bear interest at the interest rate then effective, unless a greater rate is expressly provided for in this Note or the other Loan Documents.

         11. ASSUMABILITY OF THIS NOTE. If this Note, any Loan Documents or any Property encumbered by such Loan Documents is assumed, assigned or conveyed by Borrower in whole or in part, or upon a sale, assignment or conveyance of any ownership interest in Borrower, or upon a sale or conveyance (whether voluntary or involuntary) of all or a portion of the Property described in the Loan Documents, or upon the occurrence of any other transaction or event referenced and prohibited in the Loan Agreement, or if any plan or attempt is made to do or perform any of the foregoing, this Note shall automatically and without notice from Lender at Lender's option be deemed to be in default, and Lender may declare all unpaid principal, interest and other sums under this Note to be immediately due and payable in full. The foregoing acceleration shall not be applicable in the case of:

                  a. Transfers by devise or descent or by operation of law upon the death of an individual owning a beneficial interest in Borrower;

                  b.       Sales  of  inventory   in  the  ordinary   course  of
         Borrower's business operations; and

                  c. Sales or transfers for fair market consideration of fixtures or any routine personal property used in the operation of the Borrower's business, provided that such sales or transfers are incidental to the replacement of like fixtures and personal property of newer and better quality and condition.

         If Lender consents (which consent may be withheld in Lender's sole discretion) to an assignment, conveyance or assumption of this Note, or to a sale or conveyance of all or a portion of the Property, or to a transfer or conveyance of any ownership interest in Borrower except as permitted above, said consent shall be conditioned upon compliance with the following terms (and others as determined by Lender in its sole discretion): (a) the ownership entity, acquisition terms, financial condition, and credit and management expertise of buyer or assignee are approved by Lender in Lender's sole discretion; (b) buyer or assignee executes a written assumption agreement in form and content as prepared by Lender; (c) buyer or assignee pays Lender an assumption fee equal to one percent (1.00%) of the outstanding principal balance of this Note as of the date of transfer; (d) Borrower, buyer or assignee pays to Lender on demand all costs and expenses including, but not limited to, credit report fees, recording fees and attorneys' fees incurred by Lender in connection with the transaction; and (e) buyer or assignee complies with all other requirements reasonably deemed necessary by Lender.

         12. MAXIMUM INTEREST. In no event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof or of the Loan Agreement or any other Loan Documents or other agreement between Lender and Borrower shall result in Interest exceeding the limit for interest prescribed by law, then the amount of such Interest shall be reduced to the maximum rate which may lawfully be charged or collected by Lender. If, from any circumstances whatsoever, Lender should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Lender, be paid over to Borrower) and not to the payment of Interest.

         13. COSTS OF COLLECTION AND/OR ENFORCEMENT. Borrower, together with all sureties, endorsers, and guarantors of this Note, if any, jointly and severally promise to pay: (a) all reasonable costs and expenses of enforcement and/or collection, including without limitation, reasonable attorneys' fees, in the event this Note or any portion of this Note after default is placed in the hands of attorneys for enforcement and/or collection and such is effected with or without suit; (b) reasonable attorneys' fees, as determined by the judge of the court if such determination is required by law, and all other reasonable costs, expenses and fees incurred by Lender in the event suit is instituted to collect or enforce this Note or any portion of this Note; (c) all reasonable costs and expenses provided for in the Loan Agreement and other Loan Documents, or in any other instrument given as security for this Note and/or incurred by or on behalf of Lender in connection with collecting or otherwise enforcing any right of Lender under this Note, the Loan Agreement, the Loan Documents, or any other instrument given as security for this Note; and (d) all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees incurred by Lender in connection with any bankruptcy, insolvency or reorganization proceeding or receivership in which Borrower is involved, including, without limitation, reasonable attorneys' fees incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding.

         14. CERTAIN WAIVERS. Except to the extent provided to the contrary in this Note, Borrower and all co-makers, sureties and endorsers of this Note, if any, jointly and severally waive diligence, grace, demand, presentment for payment, exhibition of this Note, protest, notice of protest, notice of dishonor, notice of demand, notice of nonpayment, and any and all exemption rights against the indebtedness evidenced by this Note, and agree to any and all extensions or renewals from time to time without notice and to any partial payments of this Note made before or after maturity and that no such extension, renewal or partial payment shall release any one or all of them from the obligation of payment of this Note or any installment of this Note, and consent to offsets of any sums owed to any one or all of them by Lender at any time.

         15. EXERCISE OF RIGHTS. No single or partial exercise by Lender, or delay or omission in the exercise by Lender, of any right or remedy under this Note, Loan Agreement, or other Loan Documents or authorized by law shall preclude, waive or limit the exercise thereof, any other or further exercise thereof, or the exercise of any right or remedy. Lender shall at all times have the right to proceed against Borrower and/or any portion of the Property securing this Note in such manner as Lender may deem fit, without waiving any other rights or remedies with respect to the Property, any portion thereof, or interest therein.

         16. NO MODIFICATIONS. This Note may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Borrower and Lender.

         17. GOVERNING LAW. The loan contract between the parties, including this Note, the Loan Agreement and other Loan Documents, is made pursuant to and shall be construed and governed by the laws of the United States and the rules and regulations promulgated thereunder, and, to the extent the laws of a state are applicable (including laws regarding usury), by the laws of the State of Oklahoma.

         18. CONSTRUCTION. The words "Borrower" and "Lender" shall be deemed to include the respective heirs, personal representatives, successors and assigns of each, and shall denote and singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, whenever and wherever the context so requires. The captions herein are inserted only for convenience of reference and in no way define, limit or describe the scope or intent of this Note or any particular paragraph or section hereof, or the proper construction thereof.

         19. TIME OF THE ESSENCE. Time shall be of the essence in this Note with respect to all of Borrower's obligations hereunder.

         20. CONSENT TO RELIEF FROM STAV. Borrower hereby agrees that in the event on or before the date all sums under this Note are paid in full to Lender, Borrower (by Borrower's own action or the action of any shareholders, officers, directors or creditors), (i) files with any bankruptcy court of competent jurisdiction or is the subject of any petition for relief under Title 11 of the U.S. Code, as amended, (ii) is the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) files or is the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) seeks, consents to, or acquiesces in the appointment of any trustee, receiver, conservator, or liquidator, or (v) is the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, which in the case of an involuntary proceeding brought against Borrower is not dismissed within sixty
(60) days after commencement, then all sums under this Note shall thereupon be deemed to be immediately due and payable in full, and Lender shall thereupon be entitled to relief from any automatic stay imposed by Section 362 and Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in this Note and in all other documents made to secure the obligations under this Note, and as otherwise provided by law, and Borrower hereby waives the benefits of such automatic stay and consents and agrees to raise no objection to such relief.

         21. SEVERABILITY. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Note, except that if such provision relates to the payment of any monetary sum, then Lender may, at is options, declare the indebtedness evidenced hereby immediately due and payable.

         EXECUTED this 29th day of June, 2005.

                                        VAUGHAN FOODS, INC., an Oklahoma
                                        corporation, Borrower

                                        By: /s/ Mark E. Vaughan
                                        ----------------------------------------
                                        Mark E. Vaughan, President

                                        BORROWER'S ADDRESS:
                                        216 Northeast 12th Street
                                        Moore, Oklahoma 73160

STATE OF OKLAHOMA  )
                   )SS.
COUNTY OF OKLAHOMA )

         The foregoing instrument was executed and acknowledged before me this 29th day of June, 2005, by Mark E. Vaughan, the President of VAUGHAN FOODS, INC., an Oklahoma corporation, Borrower, for and on behalf of Borrower.

                                        /s/ TARA CHAVEZ
                                        ----------------------------------------
                                        Notary Public


                                          -----------------------------------
                                                      TARA CHAVEZ
                                                     NOTARY PUBLIC
                                                   STATE OF OKLAHOMA
                                                   CLEVELAND COUNTY
                                              COMMISSION NUMBER: 02020623
                                          -----------------------------------
                                          My Commission Expires Dec. 19, 2006